REDEFINED BUILDING VALUE IN UNCONVENTIONAL RESOURCES 2013 Energy Summit Rosetta Resources Inc. Randy L. Limbacher Chairman, Chief Executive Officer, and President February 5, 2013 Exhibit 99.1

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions (including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law. Forward-Looking Statements and Terminology Used *

For filings reporting year-end 2011 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT NPV10” to describe the Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses. Forward-Looking Statements and Terminology Used (cont.) *

2012 Highlights *

Includes capitalized interest and other corporate costs By Region By Category 2013 Plans and Capital Program ($700 Million1) Run five-rig program in Eagle Ford area Continued focus on liquids-rich development Drill 75 wells and complete approximately 62 in 2013 About half in Gates Ranch with remainder in Karnes Trough, Briscoe Ranch and Central Dimmit areas Allocate 10 percent to new ventures opportunities Capital estimate does not reflect impact of recently announced well cost reductions Fund base capital program from internally-generated cash flow supplemented by borrowings under current credit facility Generate approximately 30 percent production growth over 2012 * 1. 2013 Guidance, December 10, 2012

Leverage high-graded asset base Maintain position as a leading Eagle Ford shale player Develop inventory of approximately 500 MMBoe with 15 years of drilling opportunities Expand production base with about 11 percent of inventory developed Successfully execute business plan Grow total production and liquids volumes Lower overall cost structure and improve margins Capture firm transportation and processing capacity Test future growth opportunities Evaluate previously untested Eagle Ford acreage Continue testing optimal Eagle Ford well spacing Pursue new growth targets through blend of acquisitions and new ventures Financial strength and flexibility Low leverage Sizable liquidity Active hedging program Company Strategy *

LEVERAGE HIGH-GRADED ASSET BASE *

Since 2009, proved reserves more than tripled; total risked resources nearly tripled Total project inventory, including PUDs, grew from 150 MMBoe to 496 MMBoe About 11 percent of inventory developed and on production Growth driven by Eagle Ford Shale Transformed total proved liquids mix From 2009 through 2012, divested 36 MMBoe of proved reserves for properties that no longer fit operating model Divested 11 MMBoe in 2012 Strong reserve replacement in 2012 482 percent from the drill-bit 472 percent from all sources Significant Growth in Asset Net Resources * Divested 11 MMBoe 2009: 15% 2011: 54% 2010: 40% 2012: 58%

Quarterly Production Performance * % Liquids 14 19 24 29 33 46 51 49 52 59 60 62 62 62 - 63 % Oil 5 7 10 12 15 18 19 22 22 24 30 26 28 Dec 10, 2012 2013 Guidance 52 - 56 46 - 50

SUCCESSFULLY EXECUTE BUSINESS PLAN *

Top 20 Eagle Ford Operators % of Eagle Ford Shale Production Gross Boe/d per Well * Data Source: IHS, Inc., reported July 2012 production (as of 11/21/2012); gross 8/8ths production. Top 20 Eagle Ford Operators include APC, BHP, CHK, COP, CRK, CRZO, EP, EOG, GeoSouthern, Lewis, MRO, MUR, PVA, PXD, PXP, ROSE, SFY, SM, TLM, XOM.

Gates Ranch * Summary 26,500 net acres in Webb County 84 completions as of 9/30/2012 1Q & 2Q 2012: 16 completions 3Q 2012: 12 completions 344 well locations remaining under current 55-acre spacing assumptions Average Well Characteristics (updated) Well Costs: $6.5 - $7.0 million Spacing: 475 feet apart or 55 acres Composite EUR: 1.67 MMBoe F&D Costs: $4.05/Boe Condensate Yield = 65 Bbls/MMcf NGL Yield = 110 Bbls/MMcf Shrinkage = 23%

Eagle Ford Multiple Takeaway Options

Gas Transportation Capacity

Firm gross wellhead gas takeaway

- 245 MMcf/d today

Four processing options - Gathering (Plant)

- Regency (Enterprise Plants)
- Energy Transfer "ETC" Dos Hermanas (King Ranch)
- Eagle Ford Gathering (Copano Houston Central)
- ETC Rich Eagle Ford Mainline (LaGrange/Jackson)

Net 3-stream takeaway increases with higher contribution of oil-weighted volumes

Oil Transportation Capacity

Gates Ranch, Briscoe Ranch and Central Dimmit Co.

- Plains Crude Gathering - Firm gathering capacity of 25,000 Bbls/d to Gardendale hub with up to 60,000 Bbls storage; started operation in April 2012
- Access to truck and rail loading and pipeline connections

Karnes Trough

- Rosetta-owned oil truck-loading facility operating since late July 2012
- Trucking readily available

Pricing assumptions included in Appendix



MIDSTREAM GAS INTERCONNECT/FLOW OPTIONALITY
DIMMIT COUNTY
BRISCOE RANCH
LASSETER & EPPRIGHT
VIVION
LIGHT RANCH
ETC LAS BONITAS
KM/Copano Eagle Ford Gathering LLC
ETC DIMMIT LATERAL
GATES RANCH
REGENCY
ETC DOS HERMANAS
ETC Dos Hermanas / Eagle Ford Gathering (KM/Copano) Interconnect
WEBB COUNTY
REILLY (DUBOSE)
GONZALES COUNTY
DEWITT CO.
KLOTZMAN
ETC SMILEY 6"
ETC DUBOSE 12"
ETC CHISHOLM
To ETC LaGrange Plant
Q2 2013
To new ETC Jackson Plant
ETC RICH EAGLE FORD MAINLINE
Interim processing at existing ETC LaGrange Plt
To Enterprise Hydrocarbons plants
To Copano Houston Central plant
ENTERPRISE
LASALLE COUNTY
To Katy Hub - no processing needed
SPRINGER
ETC SAN CAJOS
ETC (HPL)
ETC OASIS
Lean gas pipeline
ETC 12" SPRINGER LATERAL
SANTA CRUZ/VELA
ETC BIG COWBOY
HUMBLE EAST SEVEN SISTERS
To ExxonMobil King Ranch Plant

Well-positioned to move new production to market with access to multiple midstream service providers

13

TEST FUTURE GROWTH OPPORTUNITIES *

Area Window Net Acreage Gates Ranch Liquids 26,500 Non-Gates Ranch Liquids 23,500 Encinal Area Dry Gas 15,000 TOTAL 65,000 * South Texas Shale Activity Current Drilling Activity Area Operating 5 rigs total, with 2 - 3 rigs in Gates Ranch and remainder in Briscoe Ranch, Central Dimmit County and Karnes Trough area Elected participation in 4Q 2012 drilling of 2 6-well pads in non-operated Chupadera Ranch in western Webb County Testing Pearsall Shale in Hanks area in LaSalle County

* Briscoe Ranch Summary 3,545 net acres in southern Dimmit County 4 completions as of 9/30/2012 3Q 2012: 3 completions 64 well locations remaining Average Well Characteristics (updated) Well Costs: $6.5 - $7.0 million Spacing: 425 feet apart or 50 acres Condensate Yield: 80 Bbls/MMcf NGL Yield: 130 Bbls/MMcf Shrinkage: 23% Future Activity Planned full development activity will last well into 2016 *Seven-day stabilized rate Discovery Well Initial Rate* – 10/2011 1,990 Boe/d, 68% Liquids (850 Bo/d, 490 B/d NGLs, 3,900 Mcf/d)

* Karnes Trough Area SUMMARY 1,900 net acres; located in oil window 10 total completions as of 9/30/2012 1Q 2012: 2 completions 2Q 2012: 7 completions 12 well locations remaining Well Costs: $7.5 - $8.0 million (updated) Activity planned through 2013 Klotzman (Dewitt County) 8 total completions as of 9/30/2012 1Q 2012: 1 completions 2Q 2012: 6 completions Rosetta-owned oil truck terminal started operation in late July Reilly (Gonzales County) 2 completions as of 9/30/2012 1Q 2012: 1 completion 2Q 2012: 1 completion *Seven-day stabilized rate Klotzman 1H Discovery Well Initial Rate* – 11/2011 3,033 Boe/d, 81% Oil (2,450 Bo/d, 250 B/d NGLs, 2,000 Mcf/d) Adele Dubose 1H Delineation Well Initial Rate* – 2/2012 1,463 Boe/d, 76% Oil (1,109 Bo/d, 153 B/d NGLs, 1,200 Mcf/d)

* Central Dimmit County Area Summary 8,100 net acres in Dimmit County 5 completions as of 9/30/2012 2Q 2012: 2 completions 3Q 2012: 1 completion 122 well locations remaining Well Costs (updated): L&E $6.5 - $7.0 million Vivion & Light Ranch $5.5 - $6.0 million *Seven-day stabilized rate Light Ranch 1H Discovery Well Initial Rate* – 10/2010 987 Boe/d, 78% Liquids (510 Bo/d, 260 B/d NGLs, 1,300 Mcf/d) Vivion 1H Discovery Well Initial Rate* – 9/2011 680 Boe/d, 89% Liquids (506 Bo/d, 102 B/d NGLs, 436 Mcf/d) Lasseter & Eppright 1 Discovery Well Initial Rate* – 9/2012 1,228 Boe/d, 76% Liquids (667 Bo/d, 262 B/d NGLs, 1,792 Mcf/d) Light Ranch 3 total completions as of 9/30/2012 2Q 2012: 2 completions Vivion 1 completion as of 9/30/2012 Lasseter & Eppright 1 completion as of 9/30/2012 3Q 2012: 1 completion (discovery)

Eagle Ford Inventory +/- 880 net wells remaining as of 9/30/2012 * Denotes roughly 10,000 net acres in the liquids window of the play in Webb (~3,000), LaSalle (~3,500), and Gonzales (~3,000) counties. *

FINANCIAL STRENGTH AND FLEXIBILITY *

Commodity Derivatives Position – January 2, 2013 NOTE: **Fixed price is based on weighted average of all components of the NGL barrel. $40.64** $41.96** $81.52 X $117.07 $83.33 X $109.63 $94.15 $92.10 *

Debt and Capital Structure 350 250 883 879 * 370 1,126 Note: As of November 7, 2012, total debt is $370 million. ($MM) ($MM)

Asset Base High-Graded Focused on liquids-rich targets in Eagle Ford with significant project inventory Completed divestiture of South Texas legacy natural gas assets; redeployed proceeds Executing Business Plan Grew proved reserves 25 percent versus 12/31/2011; more than double year-end 2010 Increased Gates Ranch recoveries Ensured sufficient firm take-away capacity Recorded strong 2012 production growth and exit rates Testing Growth Opportunities Increased Gates Ranch inventory Added discovery in another Eagle Ford area Pursuing new growth targets through blend of acquisitions and new ventures Financial Strength and Flexibility Debt-to-capitalization ratio in the low 30 percent range Approximately $475 million in liquidity as of early November 2012 Summary *

REDEFINED BUILDING VALUE IN UNCONVENTIONAL RESOURCES